Exhibit 99.1

Federated Investors, Inc. Reports First Quarter 2014 Earnings

•	Equity assets increase $8 billion from Q1 2013 to a record $46 billion

•	Equity and bond assets surpass $102 billion at quarter end

•	Board declares $0.25 per share quarterly dividend
(PITTSBURGH, Pa., April 24, 2014) — Federated Investors, Inc. (NYSE: FII), one of the nation's largest investment managers, today reported earnings per diluted share (EPS) of $0.34 for Q1 2014 compared to $0.41 for the same quarter last year on net income of $35.2 million for Q1 2014 compared to $43.0 million for Q1 2013.
Federated's total managed assets were $366.2 billion at March 31, 2014. Although total assets were down $11.1 billion or 3 percent from $377.3 billion at March 31, 2013 and down $9.9 billion or 3 percent from $376.1 billion reported at Dec. 31, 2013, growth in equity assets was offset by lower money market and fixed income assets. Average managed assets for Q1 2014 were $374.4 billion, down $6.8 billion or 2 percent from $381.2 billion reported for Q1 2013 and up $8.2 billion or 2 percent from $366.2 billion reported for Q4 2013.
"Federated’s strong gross equity sales reflect our multi-strategy investment approach where 70 percent of our fund assets outperformed the majority of their peers over the last three years," said J. Christopher Donahue, president and chief executive officer. "Federated saw continued success with our dividend income and balanced strategies, the Kaufmann large-growth product, an international equity strategy and our high-yield offerings on the bond side."
Federated's board of directors declared a quarterly dividend of $0.25 per share. The dividend is payable on May 15, 2014 to shareholders of record as of May 8, 2014. During Q1 2014, Federated purchased 277,971 shares of Federated class B common stock for $7.5 million.
Federated's equity assets were a record $45.9 billion at March 31, 2014, up $8.0 billion or 21 percent from $37.9 billion at March 31, 2013 and up $1.8 billion or 4 percent from $44.1 billion at Dec. 31, 2013. Top-selling equity funds during Q1 2014 on a net basis were Federated International Leaders Fund, Federated Kaufmann Large Cap Fund, Federated Capital Income Fund, Federated Muni and Stock Advantage Fund and Federated Managed Volatility Fund II.
Federated's fixed-income assets were $51.0 billion at March 31, 2014, down $1.8 billion or 3 percent from $52.8 billion at March 31, 2013 and up $0.9 billion or 2 percent from $50.1 billion at Dec. 31, 2013. Bond assets in the liquidation portfolio were $5.7 billion at March 31, 2014. Top-selling fixed-income funds during Q1 2014 on a net basis were Federated Institutional High Yield Bond Fund, Federated Ultrashort Bond Fund, Federated Floating Rate Strategic Income Fund, Federated Total Return Bond Fund and Federated High Yield Trust.
Money market assets in both funds and separate accounts were $263.6 billion at March 31, 2014, down $16.1 billion or 6 percent from $279.7 billion at March 31, 2013 and down $12.4 billion or 4 percent from $276.0 billion at Dec. 31, 2013. Money market mutual fund assets were $227.5 billion at March 31, 2014, down $15.2 billion or 6 percent from $242.7 billion at March 31, 2013 and down $12.5 billion or 5 percent from $240.0 billion at Dec. 31, 2013.

MEDIA:	MEDIA:	ANALYSTS:
Meghan McAndrew 412-288-8103	J.T. Tuskan 412-288-7895	Ray Hanley 412-288-1920

Federated Reports Q1 2014 Earnings	Page 2 of 8

Financial Summary
Q1 2014 vs. Q1 2013
Revenue decreased by $16.5 million or 7 percent primarily due to an increase in voluntary fee waivers related to certain money market funds in order for those funds to maintain positive or zero net yields and a decrease in revenue due to lower average money market and fixed-income assets. The decrease was partially offset by an increase in revenue from higher average equity assets. See additional information about voluntary fee waivers in the table at the end of this financial summary.
During Q1 2014, Federated derived 65 percent of its revenue from equity and fixed-income assets (42 percent from equity assets and 23 percent from fixed-income assets), 34 percent from money market assets and 1 percent from other products and services.
Operating expenses decreased $4.9 million or 3 percent primarily due to a decrease in distribution expenses associated with increased fee waivers related to the low-yield environment for money market funds, partially offset by an increase in compensation and related expense.
Q1 2014 vs. Q4 2013
Revenue decreased by $3.2 million or 2 percent primarily due to fewer days in Q1 2014 and an increase in voluntary fee waivers partially offset by higher average assets.
Operating expenses were flat.
Nonoperating income, net, decreased $3.7 million or 82 percent due primarily to a decrease in investment income from lower gains realized on investments in Q1 2014.
Federated's level of business activity and financial results are dependent upon many factors including market conditions, investment performance and investor behavior. These factors and others including asset levels, product sales and redemptions, market appreciation or depreciation, revenues, fee waivers and expenses can significantly impact Federated's activity levels and financial results. Risk factors and uncertainties that can influence Federated's financial results are discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission.
Fee waivers to maintain positive or zero net yields and the resulting negative impact of these waivers could vary significantly in the future as they are contingent on a number of variables including, but not limited to, changes in assets within the money market funds, available yields on instruments held by the money market funds, actions by the Federal Reserve, the U.S. Department of the Treasury, the Securities and Exchange Commission, the Financial Stability Oversight Council and other governmental entities, changes in expenses of the money market funds, changes in the mix of money market customer assets, changes in the distribution fee arrangements with third parties, Federated’s willingness to continue the fee waivers and changes in the extent to which the impact of the waivers is shared by third parties.

Federated Reports Q1 2014 Earnings	Page 3 of 8

Unaudited Money Market Fund Yield Waiver Impact to Consolidated Statements of Income
(in millions)

	Quarter Ended		Change Q1 2013 to Q1 2014	Quarter Ended	Change Q4 2013 to Q1 2014
	March 31, 2014	March 31, 2013		Dec. 31, 2013
Investment advisory fees	$(73.1)	$(54.9)	$(18.2)	$(70.9)	$(2.2)
Other service fees	(33.6)	(32.4)	(1.2)	(33.7)	0.1
Total revenue	(106.7)	(87.3)	(19.4)	(104.6)	(2.1)
Less: Reduction in distribution expense	74.3	64.8	9.5	73.3	1.0
Operating income	(32.4)	(22.5)	(9.9)	(31.3)	(1.1)
Less: Reduction in noncontrolling interest	2.7	0.8	1.9	2.0	0.7
Pre-tax impact	$(29.7)	$(21.7)	$(8.0)	$(29.3)	$(0.4)

Federated will host an earnings conference call at 9 a.m. Eastern on April 25, 2014. Investors are invited to listen to Federated's earnings teleconference by calling 877-407-0782 (domestic) or 201-689-8567 (international) prior to the 9 a.m. start time. The call may also be accessed in real time on the Internet via the About Federated section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and through May 2, 2014 by calling 877-660-6853 (domestic) or 201-612-7415 (international) and entering access code 13579678.
Federated Investors, Inc. is one of the largest investment managers in the United States, managing $366.2 billion in assets as of March 31, 2014. With 134 funds and a variety of separately managed account options, Federated provides comprehensive investment management to nearly 6,100 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top 3 percent of money market fund managers in the industry, the top 7 percent of equity fund managers and the top 9 percent of fixed-income fund managers1. For more information, visit FederatedInvestors.com.
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1) Strategic Insight, Feb. 28, 2014. Based on assets under management in open-end funds.
Federated Securities Corp. is distributor of the Federated funds.
Separately managed accounts are made available through Federated Global Investment Management Corp., Federated Investment Counseling and Federated MDTA LLC, each a registered investment adviser.

Certain statements in this press release, such as those related to the level of fee waivers and expenses incurred by the company, product demand and performance, investor interest, asset flows and mix, fee arrangements with customers and market conditions constitute or may constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Other risks and uncertainties include the ability of the company to predict the level of fee waivers and expenses in future quarters, which could vary significantly depending on a variety of factors identified above, and include the ability of the company to sustain product demand and asset flows and mix, which could vary significantly depending on market conditions, investment performance and investor behavior.  Other risks and uncertainties also include the risk factors discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission.  As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

Federated Reports Q1 2014 Earnings	Page 4 of 8

Unaudited Condensed Consolidated Statements of Income
(in thousands, except per share data)
	Quarter Ended		% Change Q1 2013 to Q1 2014	Quarter Ended	% Change Q4 2013 to Q1 2014
	March 31, 2014	March 31, 2013		Dec. 31, 2013
Revenue
Investment advisory fees, net	$135,093	$150,763	(10)%	$138,051	(2)%
Administrative service fees, net	54,727	56,828	(4)	55,354	(1)
Other service fees, net	20,780	19,332	7	20,399	2
Other, net	896	1,049	(15)	918	(2)
Total Revenue	211,496	227,972	(7)	214,722	(2)

Operating Expenses
Compensation and related	71,759	66,937	7	68,725	4
Distribution	48,558	58,240	(17)	49,802	(2)
Professional service fees	8,381	8,844	(5)	9,241	(9)
Office and occupancy	6,915	6,432	8	6,838	1
Systems and communications	6,404	6,623	(3)	6,628	(3)
Advertising and promotional	3,439	3,422	0	3,760	(9)
Travel and related	2,861	2,686	7	4,108	(30)
Other	6,534	6,589	(1)	5,862	11
Total Operating Expenses	154,851	159,773	(3)	154,964	0
Operating Income	56,645	68,199	(17)	59,758	(5)

Nonoperating Income (Expenses)
Investment income, net	3,613	4,428	(18)	8,089	(55)
Debt expense	(2,812)	(3,253)	(14)	(2,996)	(6)
Other, net	(5)	(40)	(88)	(636)	(99)
Total Nonoperating Income, net	796	1,135	(30)	4,457	(82)
Income before income taxes	57,441	69,334	(17)	64,215	(11)
Income tax provision	21,796	24,646	(12)	22,039	(1)
Net income including the noncontrolling interest in subsidiaries	35,645	44,688	(20)	42,176	(15)
Less: Net income attributable to the noncontrolling interest in subsidiaries	451	1,694	(73)	1,105	(59)
Net Income	$35,194	$42,994	(18)%	$41,071	(14)%

Amounts Attributable to Federated
Earnings Per Share[1]
Basic and diluted	$0.34	$0.41	(17)%	$0.39	(13)%
Weighted-average shares outstanding
Basic	100,725	100,518		100,760
Diluted	100,727	100,518		100,762
Dividends declared per share	$0.25	$0.24		$0.25
1) Unvested share-based payment awards that receive non-forfeitable dividend rights are deemed participating securities and are required to be considered in the computation of earnings per share under the “two-class method.” As such, total net income of $1.4 million, $1.7 million and $1.4 million available to unvested restricted shares for the quarterly periods ended March 31, 2014, March 31, 2013 and Dec. 31, 2013, respectively, was excluded from the computation of earnings per share.

Federated Reports Q1 2014 Earnings	Page 5 of 8

Unaudited Condensed Consolidated Balance Sheets
(in thousands)	March 31, 2014	Dec 31, 2013
Assets
Cash and other investments	$256,709	$292,178
Other current assets	43,651	47,140
Intangible assets, net and goodwill	734,807	735,345
Other long-term assets	59,706	61,134
Total Assets	$1,094,873	$1,135,797

Liabilities, Redeemable Noncontrolling Interests and Equity
Current liabilities	$186,180	$214,205
Long-term debt	170,000	198,333
Other long-term liabilities	146,173	141,398
Redeemable noncontrolling interests	16,573	15,517
Equity excluding treasury stock	1,321,068	1,317,583
Treasury stock	(745,121)	(751,239)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$1,094,873	$1,135,797

Federated Reports Q1 2014 Earnings	Page 6 of 8

Unaudited Changes in Equity and Fixed-Income Fund and Separate Account Assets
(in millions)

	Quarter Ended
	March 31, 2014	Dec. 31, 2013	March 31, 2013
Equity funds
Beginning assets	$28,097	$25,930	$23,152
Sales	2,292	1,913	1,752
Redemptions	(1,833)	(1,740)	(2,388)
Net sales (redemptions)	459	173	(636)
Net exchanges	32	47	47
Market gains and losses/reinvestments[1]	620	1,947	1,928
Ending assets	$29,208	$28,097	$24,491

Equity separate accounts[2]
Beginning assets	$16,051	$14,353	$11,858
Sales[3]	845	1,337	1,106
Redemptions[3]	(778)	(701)	(568)
Net sales[3]	67	636	538
Market gains and losses[4]	553	1,062	965
Ending assets	$16,671	$16,051	$13,361

Total equity[2]
Beginning assets	$44,148	$40,283	$35,010
Sales[3]	3,137	3,250	2,858
Redemptions[3]	(2,611)	(2,441)	(2,956)
Net sales (redemptions)[3]	526	809	(98)
Net exchanges	32	47	47
Market gains and losses/reinvestments[1]	1,173	3,009	2,893
Ending assets	$45,879	$44,148	$37,852

Fixed-income funds
Beginning assets	$39,606	$39,944	$42,478
Sales	4,248	3,944	5,148
Redemptions	(4,025)	(4,400)	(5,009)
Net sales (redemptions)	223	(456)	139
Net exchanges	(59)	(131)	(42)
Market gains and losses/reinvestments[1]	467	249	37
Ending assets	$40,237	$39,606	$42,612

Fixed-income separate accounts[2]
Beginning assets	$10,520	$10,018	$10,233
Sales[3]	254	751	531
Redemptions[3]	(232)	(368)	(645)
Net sales (redemptions)[3]	22	383	(114)
Net exchanges	0	7	0
Market gains and losses[4]	204	112	39
Ending assets	$10,746	$10,520	$10,158

Total fixed income[2]
Beginning assets	$50,126	$49,962	$52,711
Sales[3]	4,502	4,695	5,679
Redemptions[3]	(4,257)	(4,768)	(5,654)
Net sales (redemptions)[3]	245	(73)	25
Net exchanges	(59)	(124)	(42)
Market gains and losses/reinvestments[1]	671	361	76
Ending assets	$50,983	$50,126	$52,770
1) Reflects the approximate changes in the fair value of the securities held by the portfolios and, to a lesser extent, reinvested dividends, distributions, net investment income and the impact of changes in foreign exchange rates.
2) Includes separately managed accounts, institutional accounts and sub-advised funds and other managed products.
3) For certain accounts, Sales and Redemptions are calculated as the remaining difference between beginning and ending assets after the calculation of Market gains and losses.
4) Reflects the approximate changes in the fair value of the securities held by the portfolios.

Federated Reports Q1 2014 Earnings	Page 7 of 8

Unaudited Total Changes in Equity and Fixed-Income Assets
(in millions)

	Quarter Ended
	March 31, 2014	Dec. 31, 2013	March 31, 2013

Funds
Beginning assets	$67,703	$65,874	$65,630
Sales	6,540	5,857	6,900
Redemptions	(5,858)	(6,140)	(7,397)
Net sales (redemptions)	682	(283)	(497)
Net exchanges	(27)	(84)	5
Market gains and losses/reinvestments[1]	1,087	2,196	1,965
Ending assets	$69,445	$67,703	$67,103

Separate accounts[2]
Beginning assets	$26,571	$24,371	$22,091
Sales[3]	1,099	2,088	1,637
Redemptions[3]	(1,010)	(1,069)	(1,213)
Net sales[3]	89	1,019	424
Net exchanges	0	7	0
Market gains and losses[4]	757	1,174	1,004
Ending assets	$27,417	$26,571	$23,519

Total assets [2]
Beginning assets	$94,274	$90,245	$87,721
Sales[3]	7,639	7,945	8,537
Redemptions[3]	(6,868)	(7,209)	(8,610)
Net sales (redemptions)[3]	771	736	(73)
Net exchanges	(27)	(77)	5
Market gains and losses/reinvestments[1]	1,844	3,370	2,969
Ending assets	$96,862	$94,274	$90,622
1) Reflects the approximate changes in the fair value of the securities held by the portfolios and, to a lesser extent, reinvested dividends, distributions, net investment income and the impact of changes in foreign exchange rates.
2) Includes separately managed accounts, institutional accounts and sub-advised funds and other managed products.
3) For certain accounts, Sales and Redemptions are calculated as the remaining difference between beginning and ending assets after the calculation of Market gains and losses.
4) Reflects the approximate changes in the fair value of the securities held by the portfolios.

Federated Reports Q1 2014 Earnings	Page 8 of 8

(unaudited)
MANAGED ASSETS (in millions)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
By Asset Class
Equity	$45,879	$44,148	$40,283	$38,705	$37,852
Fixed-income	50,983	50,126	49,962	50,005	52,770
Money market	263,648	275,952	270,293	268,532	279,668
Liquidation portfolio[1]	5,690	5,858	6,177	6,561	7,019
Total Managed Assets	$366,200	$376,084	$366,715	$363,803	$377,309
By Product Type
Funds:
Equity	$29,208	$28,097	$25,930	$25,030	$24,491
Fixed-income	40,237	39,606	39,944	40,188	42,612
Money market	227,470	240,048	237,949	232,874	242,734
Total Fund Assets	$296,915	$307,751	$303,823	$298,092	$309,837
Separate accounts:
Equity	$16,671	$16,051	$14,353	$13,675	$13,361
Fixed-income	10,746	10,520	10,018	9,817	10,158
Money market	36,178	35,904	32,344	35,658	36,934
Total Separate Accounts	$63,595	$62,475	$56,715	$59,150	$60,453
Total Liquidation Portfolio[1]	$5,690	$5,858	$6,177	$6,561	$7,019
Total Managed Assets	$366,200	$376,084	$366,715	$363,803	$377,309

AVERAGE MANAGED ASSETS	Quarter Ended
(in millions)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
By Asset Class
Equity	$44,693	$42,539	$39,910	$38,762	$36,685
Fixed-income	50,658	50,268	49,983	52,375	52,732
Money market	273,233	267,351	267,881	274,899	284,588
Liquidation portfolio[1]	5,791	6,050	6,434	6,834	7,215
Total Avg. Assets	$374,375	$366,208	$364,208	$372,870	$381,220
By Product Type
Funds:
Equity	$28,516	$27,157	$25,761	$25,094	$24,037
Fixed-income	39,987	39,883	39,987	42,258	42,581
Money market	235,228	234,788	234,528	237,790	250,652
Total Avg. Fund Assets	$303,731	$301,828	$300,276	$305,142	$317,270
Separate accounts:
Equity	$16,177	$15,382	$14,149	$13,668	$12,648
Fixed-income	10,671	10,385	9,996	10,117	10,151
Money market	38,005	32,563	33,353	37,109	33,936
Total Avg. Separate Accounts	$64,853	$58,330	$57,498	$60,894	$56,735
Total Avg. Liquidation Portfolio[1]	$5,791	$6,050	$6,434	$6,834	$7,215
Total Avg. Managed Assets	$374,375	$366,208	$364,208	$372,870	$381,220
1) Liquidation portfolio represents a portfolio of distressed bonds at cost. Federated has been retained by a third party to manage these assets through an orderly liquidation process that will generally occur over a multi-year period. Management-fee rates earned from this portfolio are lower than those of traditional separate account mandates.